As Filed with the Securities and Exchange Commission on November 3, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 21, 2004

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(800) 299-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

For a transaction effective October 21, 2004, the Regular Trustees (the “Trustees”) of BAC Capital Trust V (the “Trust”) approved the public offering of 20,000,000 of the Trust’s 6% Capital Securities (liquidation amount $25 per security) having an aggregate initial offering price of $500,000,000 (the “Capital Securities”) to various underwriters pursuant to an Underwriting Agreement dated as of October 21, 2004, and otherwise established the terms and conditions of the Capital Securities. The Trust also granted the Underwriters an over-allotment option to purchase up to an additional 3,000,000 Capital Securities having an aggregate initial offering price of $75,000,000. On October 26, 2004, the Underwriters exercised the over-allotment option in part by electing to purchase an additional 700,000 Capital Securities. The Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust. In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust’s Common Securities (the “Common Securities”) to Bank of America Corporation (the “Corporation”) and otherwise established the terms and conditions of the Common Securities. The Trustees also authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the 6% Junior Subordinated Notes, due 2034 of the Corporation (the “Junior Subordinated Notes”) issued under the terms of a Restated Indenture dated as of November 1, 2001 and supplemented by a Fifth Supplemental Indenture dated as of November 3, 2004. The Underwriting Agreement is included as Exhibit 1.1 hereto. The resolutions of the Trustees are included as Exhibit 99.1 hereto.

By written consent dated October 21, 2004, a Committee appointed by the Board of Directors of the Corporation approved the sale to the Trust of Junior Subordinated Notes having an aggregate principal amount of up to $592,800,000 and otherwise established the terms and conditions of the Junior Subordinated Notes. Resolutions of the Committee are included as Exhibit 99.2 hereto.

The terms of the offering, the Capital Securities, the Common Securities and the Junior Subordinated Notes are described in the Registrants’ Prospectus dated April 15, 2003 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated October 21, 2004.

The Capital Securities were issued pursuant to a Registration Statement on Form S-3 (File No. 333-104151, 333-104151-04, 333-104151-03, 333-104151-02 and 333-104151-01) (the “Registration Statement”), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $2,000,000,000 aggregate initial offering price of preferred securities of BAC Capital Trust IV, BAC Capital Trust V, BAC Capital Trust VI, BAC Capital Trust VII and the Junior Subordinated Notes, together with related guarantees of such preferred securities by the Corporation. The Registration Statement was declared effective on April 15, 2003, and the transaction (including the sale of the Capital Securities relating to the partial exercise of the over-alloted option) closed on November 3, 2004.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement dated October 21, 2004 with respect to the offering of the Capital Securities

4.1	Form of Capital Securities (included in Exhibit 4.4)

4.2	Form of Junior Note (included in Exhibit 4.3)

4.3	Fifth Supplemental Indenture to be used in connection with the issuance of Junior Notes dated as of November 3, 2004

4.4	Amended and Restated Declaration of Trust of BAC Capital Trust V dated as of October 21, 2004

4.5	Capital Securities Guarantee Agreement dated as of November 3, 2004

99.1	Consent to Action by Regular Trustees of BAC Capital Trust V dated October 21, 2004 with respect to the terms of the offering of the Capital Securities

99.2	Resolutions of a Committee appointed by the Board of Directors of Bank of America Corporation dated October 21, 2004 with respect to the Junior Subordinated Notes

99.3	News Release disseminated on October 21, 2004 regarding the sale of the Capital Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/S/ TERESA M. BRENNER
TERESA M. BRENNER
Associate General Counsel

Dated: November 3, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

1.1	Underwriting Agreement dated October 21, 2004 with respect to the offering of the Capital Securities

4.1	Form of Capital Securities (included in Exhibit 4.4)

4.2	Form of Junior Note (included in Exhibit 4.3)

4.3	Fifth Supplemental Indenture to be used in connection with the issuance of Junior Notes dated as of November 3, 2004

4.4	Amended and Restated Declaration of Trust of BAC Capital Trust V dated as of October 21, 2004

4.5	Capital Securities Guarantee Agreement dated as of November 3, 2004

99.1	Consent to Action by Regular Trustees of BAC Capital Trust V dated October 21, 2004 with respect to the terms of the offering of the Capital Securities

99.2	Resolutions of a Committee appointed by the Board of Directors of Bank of America Corporation dated October 21, 2004 with respect to the Junior Subordinated Notes

99.3	News Release disseminated on October 21, 2004 regarding the sale of the Capital Securities